UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 29, 2014

EPIRUS BIOPHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51171	04-3514457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

699 Boylston Street
Eighth Floor
Boston, MA 02116
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (617) 600-4313

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Revenue and Negotiation Rights Agreement

On October 29, 2014, Epirus Switzerland GmbH (“Epirus”), a wholly-owned subsidiary of EPIRUS Biopharmaceuticals, Inc. (together with its subsidiaries, the “Company”), entered into a second amendment (the “Second Amendment”) to that certain Revenue and Negotiation Rights Agreement between Epirus and Moksha8 Pharmaceuticals, Inc. (“Moksha8”), dated as of December 31, 2010 (the “Moksha8 Revenue Agreement”), as amended on September 24, 2014 (the “First Amendment”).  Under the original terms of the Moksha8 Revenue Agreement, Epirus was required to pay to Moksha8 royalties based on net sales of BOW015 by Epirus or its affiliates at a percentage in the very low double digits, and a portion of all licensing revenue received by the Company from third parties to commercialize BOW015 at a percentage in the mid-teens, subject in each case to reduction in certain circumstances.  Under the terms of the First Amendment, Epirus agreed to pay $1.5 million in two installments of $750,000 each in exchange for the termination of its payment obligations with respect to products that are biosimilars to infliximab, which includes the Company’s BOW015 product. The first installment was paid upon the execution of the First Amendment, and the second installment was required to be paid upon the earlier of the Company’s next registered offering on Form S-3 or December 31, 2014.

The Moksha8 Revenue Agreement is further described in the Company’s Quarterly Report on Form 10-Q for its quarter ended June 30, 2014 filed on August 11, 2014 and the First Amendment is further described in the Company’s Current Report on Form 8-K filed on September 29, 2014.

The Second Amendment further amends the Moksha8 Revenue Agreement to reduce the second installment payment set forth in the First Amendment from $750,000 to $650,000 in exchange for the acceleration of the payment date of the second installment to October 29, 2014.

The foregoing description is a summary and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Second Amendment to the Revenue and Negotiation Rights Agreement, dated as of October 29, 2014, by and between Epirus Switzerland GmbH and Moksha8 Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIRUS BIOPHARMACEUTICALS, INC.

By:	/s/ Amit Munshi
Name:	Amit Munshi
Title:	President and Chief Executive Officer

Date: October 31, 2014

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Amendment to the Revenue and Negotiation Rights Agreement, dated as of October 29, 2014, by and between Epirus Switzerland GmbH and Moksha8 Pharmaceuticals, Inc.